American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	June 30
ASSETS	2011	2010

Cash and due from banks	$15,873	$11,398
Interest-bearing deposits in other banks	23,310	22,705

Securities available for sale, at fair value	231,393	211,574
Securities held to maturity	2,381	4,823
Total securities	233,774	216,397

Restricted stock, at cost	3,666	4,362
Loans held for sale	2,087	2,879

Loans	514,081	519,416
Less allowance for loan losses	(8,744)	(8,135)
Net Loans	505,337	511,281

Premises and equipment, net	19,129	19,658
Other real estate owned, net	3,513	3,730
Goodwill	22,468	22,468
Core deposit intangibles, net	1,132	1,509
Accrued interest receivable and other assets	15,727	16,257

Total assets	$846,016	$832,644

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$115,329	$100,099
Demand deposits -- interest-bearing	95,453	92,771
Money market deposits	67,273	81,247
Savings deposits	63,632	64,425
Time deposits	317,263	291,609
Total deposits	658,950	630,151

Customer repurchase agreements	50,329	61,665
Long-term borrowings	413	8,563
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	4,515	2,886
Total liabilities	734,826	723,884

Shareholders' equity:
Common stock, $1 par, 20,000,000 shares authorized,
6,156,563 shares outstanding at June 30, 2011 and
6,124,892 shares outstanding at June 30, 2010 and	6,157	6,125
Capital in excess of par value	27,670	27,131
Retained earnings	74,810	73,590
Accumulated other comprehensive income, net	2,553	1,914
Total shareholders' equity	111,190	108,760

Total liabilities and shareholders' equity	$846,016	$832,644

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Six Months Ended
	June 30		June 30
	2011	2010	2011	2010
Interest and Dividend Income:
Interest and fees on loans	$6,618	$7,071	$13,297	$14,226
Interest and dividends on securities:
Taxable	1,085	1,275	2,254	2,591
Tax-exempt	827	554	1,543	1,020
Dividends	26	24	53	47
Other interest income	14	87	84	178
Total interest and dividend income	8,570	9,011	17,231	18,062

Interest Expense:
Interest on deposits	1,587	1,647	3,167	3,282
Interest on short-term borrowings	82	99	162	204
Interest on long-term borrowings	5	63	58	127
Interest on trust preferred capital notes	297	344	640	687
Total interest expense	1,971	2,153	4,027	4,300

Net Interest Income	6,599	6,858	13,204	13,762
Provision for loan losses	336	285	673	570

Net Interest Income After Provision
for Loan Losses	6,263	6,573	12,531	13,192

Noninterest Income:
Trust fees	878	801	1,806	1,613
Service charges on deposit accounts	400	483	821	962
Other fees and commissions	338	288	654	566
Mortgage banking income	271	343	418	589
Securities gains (losses), net	(19)	4	(18)	(25)
Other	120	124	278	262
Total noninterest income	1,988	2,043	3,959	3,967

Noninterest Expense:
Salaries	2,546	2,596	5,031	4,994
Employee benefits	624	633	1,165	1,273
Occupancy and equipment	696	698	1,395	1,477
FDIC assessment	197	199	402	394
Bank franchise tax	176	168	351	335
Core deposit intangible amortization	95	95	189	189
Foreclosed real estate, net	413	281	435	284
Other	2,281	1,204	3,839	2,428
Total noninterest expense	7,028	5,874	12,807	11,374

Income Before Income Taxes	1,223	2,742	3,683	5,785
Income Taxes	211	728	893	1,586
Net Income	$1,012	$2,014	$2,790	$4,199

Net Income Per Common Share:
Basic	$0.16	$0.33	$0.45	$0.69
Diluted	$0.16	$0.33	$0.45	$0.69
Average Common Shares Outstanding:
Basic	6,154,396	6,123,790	6,149,029	6,121,615
Diluted	6,161,265	6,129,943	6,157,032	6,127,137

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio andnonfinancial data, unaudited)

	2nd Qtr	1st Qtr	2nd Qtr	YTD	YTD
	2011	2011	2010	2011	2010
EARNINGS
Interest income	$8,570	$8,661	$9,011	$17,231	$18,062
Interest expense	1,971	2,056	2,153	4,027	4,300
Net interest income	6,599	6,605	6,858	13,204	13,762
Provision for loan losses	336	337	285	673	570
Noninterest income	1,988	1,971	2,043	3,959	3,967
Noninterest expense	7,028	5,779	5,874	12,807	11,374
Income taxes	211	682	728	893	1,586
Net income	1,012	1,778	2,014	2,790	4,199

PER COMMON SHARE
Earnings per share - basic	$0.16	$0.29	$0.33	$0.45	$0.69
Earnings per share - diluted	0.16	0.29	0.33	0.45	0.69
Cash dividends declared	0.23	0.23	0.23	0.46	0.46
Book value per share	18.06	17.77	17.76	18.06	17.76
Book value per share - tangible (a)	14.23	13.92	13.84	14.23	13.84
Closing market price	18.39	22.51	21.39	18.39	21.39

FINANCIAL RATIOS
Return on average assets	0.48%	0.85%	0.98%	0.66%	1.03%
Return on average equity	3.65	6.51	7.45	5.07	7.79
Return on average tangible equity (b)	5.00	8.64	9.91	6.79	10.36
Average equity to average assets	13.06	13.03	13.21	13.06	13.23
Net interest margin, taxable equivalent	3.65	3.66	3.85	3.65	3.86
Efficiency ratio	73.00	64.16	60.55	68.59	60.39
Effective tax rate	17.25	27.72	26.55	24.25	27.42

PERIOD-END BALANCES
Securities	$237,440	$233,379	$220,759	$237,440	$220,759
Loans held for sale	2,087	1,309	2,879	2,087	2,879
Loans, net of unearned income	514,081	516,629	519,416	514,081	519,416
Goodwill and other intangibles	23,600	23,694	23,977	23,600	23,977
Assets	846,016	845,238	832,644	846,016	832,644
Assets - tangible (a)	822,416	821,544	808,667	822,416	808,667
Deposits	658,950	663,483	630,151	658,950	630,151
Customer repurchase agreements	50,329	43,871	61,665	50,329	61,665
Other short-term borrowings	-	-	-	-	-
Long-term borrowings	21,032	25,069	29,182	21,032	29,182
Shareholders' equity	111,190	109,372	108,760	111,190	108,760
Shareholders' equity - tangible (a)	87,590	85,678	84,783	87,590	84,783

AVERAGE BALANCES
Securities	$235,725	$226,595	$198,289	$231,185	$191,530
Loans held for sale	1,984	1,508	3,529	1,747	2,990
Loans, net of unearned income	515,161	516,610	519,485	515,882	520,162
Interest-earning assets	773,750	765,291	746,879	769,544	742,776
Goodwill and other intangibles	23,651	23,750	24,029	23,700	24,077
Assets	848,783	838,151	818,740	842,882	814,658
Assets - tangible (a)	825,132	814,401	794,711	819,182	790,581
Interest-bearing deposits	549,397	542,104	514,963	545,771	511,115
Deposits	666,325	652,922	615,456	659,661	610,791
Customer repurchase agreements	47,220	43,762	62,072	45,500	63,005
Other short-term borrowings	-	136	-	-	-
Long-term borrowings	21,062	27,855	29,212	24,439	29,230
Shareholders' equity	110,859	109,224	108,127	110,046	107,814
Shareholders' equity - tangible (a)	87,208	85,474	84,098	86,346	83,737

American National Bankshares Inc. and Subsidiaries
Financial Highlights
(In thousands, except share, ratio andnonfinancial data, unaudited)

	2nd Qtr		1st Qtr	2nd Qtr	YTD	YTD
	2011		2011	2010	2011	2010
CAPITAL
Average shares outstanding - basic	6,154,396		6,143,602	6,123,790	6,149,029	6,121,615
Average shares outstanding - diluted	6,161,265		6,152,738	6,129,943	6,157,032	6,127,137
Shares repurchased	-		-	-	-	-
Average price of shares repurchased	$-		$-	$-	$-	$-

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,257		$8,420	$8,112	$8,420	$8,166
Provision for loan losses	336		337	285	673	570
Charge-offs	(134)		(571)	(305)	(705)	(732)
Recoveries	285		71	43	356	131
Ending balance	$8,744		$8,257	$8,135	$8,744	$8,135

LOANS
Construction and land development	$35,756		$36,516	$40,039	$35,756	$40,039
Commercial real estate	208,685		207,502	202,602	208,685	202,602
Residential real estate	114,510		118,603	119,410	114,510	119,410
Home equity	61,218		61,674	63,992	61,218	63,992
Commercial and industrial	87,449		84,702	86,924	87,449	86,924
Consumer	6,463		7,632	6,449	6,463	6,449
Total	$514,081		$516,629	$519,416	$514,081	$519,416

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-		$-	$8	$-	$8
Nonaccrual	3,464		3,417	4,005	3,464	4,005
Foreclosed real estate	3,513		3,532	3,730	3,513	3,730
Nonperforming assets	$6,977		$6,949	$7,743	$6,977	$7,743

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	(0.12	) %	0.39%	0.20%	0.14%	0.23%
Nonperforming assets to total assets	0.82		0.82	0.93	0.82	0.93
Nonperforming loans to total loans	0.67		0.66	0.77	0.67	0.77
Allowance for loan losses to total loans	1.70		1.60	1.57	1.70	1.57
Allowance for loan losses to
nonperforming loans	252.42		241.64	202.72	252.42	202.72

OTHER DATA
Fiduciary assets at period-end (c)	$368,579		$380,259	$342,519	$368,579	$342,519
Retail brokerage assets at period-end (c)	$49,636		$50,175	$45,912	$49,636	$45,912
Number full-time equivalent employees (d)	244		242	242	244	242
Number of full service offices	18		18	18	18	18
Number of loan production offices	1		1	1	1	1
Number of ATM's	26		26	26	26	26

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter

Net Interest Income Analysis
For the Three Months Ended June 30, 2011 and 2010
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2011	2010	2011	2010	2011	2010
Loans:
Commercial	$79,595	$78,673	$909	$939	4.58%	4.79%
Real estate	430,872	437,856	5,620	6,033	5.22	5.51
Consumer	6,678	6,485	120	137	7.21	8.47
Total loans	517,145	523,014	6,649	7,109	5.15	5.44

Securities:
Federal agencies	35,919	66,019	256	525	2.85	3.18
Mortgage-backed & CMO's	56,133	45,651	466	479	3.32	4.20
State and municipal	137,843	79,622	1,585	1,079	4.60	5.42
Other	5,830	6,997	57	61	3.91	3.49
Total securities	235,725	198,289	2,364	2,144	4.01	4.33

Deposits in other banks	20,880	25,576	14	87	0.27	1.36

Total interest-earning assets	773,750	746,879	9,027	9,340	4.67	5.00

Non-earning assets	75,033	71,861

Total assets	$848,783	$818,740

Deposits:
Demand	$98,224	$96,098	17	21	0.07	0.09
Money market	61,714	82,372	67	101	0.44	0.49
Savings	63,716	64,561	22	22	0.14	0.14
Time	325,743	271,932	1,481	1,503	1.82	2.22
Total deposits	549,397	514,963	1,587	1,647	1.16	1.28

Customer repurchase agreements	47,220	62,072	82	99	0.70	0.64
Other short-term borrowings	-	-	-	-	-	-
Long-term borrowings	21,062	29,212	302	407	5.74	5.57
Total interest-bearing
liabilities	617,679	606,247	1,971	2,153	1.28	1.42

Noninterest bearing
demand deposits	116,928	100,493
Other liabilities	3,317	3,873
Shareholders' equity	110,859	108,127
Total liabilities and
shareholders' equity	$848,783	$818,740

Interest rate spread					3.39%	3.58%
Net interest margin					3.65%	3.85%

Net interest income (taxable equivalent basis)			7,056	7,187
Less: Taxable equivalent adjustment			457	329
Net interest income			$6,599	$6,858

Net Interest Income Analysis
For the Six Months Ended June 30, 2011 and 2010
(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2011	2010	2011	2010	2011	2010
Loans:
Commercial	$78,765	$78,974	$1,789	$1,892	4.58%	4.83%
Real estate	431,775	437,550	11,315	12,128	5.24	5.54
Consumer	7,089	6,628	256	271	7.28	8.25
Total loans	517,629	523,152	13,360	14,291	5.17	5.47

Securities:
Federal agencies	39,612	65,886	579	1,076	2.92	3.27
Mortgage-backed & CMO's	57,706	44,722	956	980	3.31	4.38
State and municipal	127,934	73,614	2,993	2,006	4.68	5.45
Other	5,933	7,308	115	130	3.88	3.56
Total securities	231,185	191,530	4,643	4,192	4.02	4.38

Deposits in other banks	20,730	28,094	84	178	0.82	1.28

Total interest-earning assets	769,544	742,776	18,087	18,661	4.71	5.03

Non-earning assets	73,338	72,882

Total assets	$842,882	$815,658

Deposits:
Demand	$97,465	$96,578	35	42	0.07	0.09
Money market	62,416	81,595	150	191	0.48	0.47
Savings	63,114	63,686	43	44	0.14	0.14
Time	322,776	269,256	2,939	3,005	1.84	2.25
Total deposits	545,771	511,115	3,167	3,282	1.17	1.29

Customer repurchase agreements	45,500	63,005	162	204	0.72	0.65
Other short-term borrowings	68	-	-	-	0.47	-
Long-term borrowings	24,439	29,230	698	814	5.71	5.57
Total interest-bearing
liabilities	615,778	603,350	4,027	4,300	1.32	1.43

Noninterest bearing
demand deposits	113,890	99,676
Other liabilities	3,168	3,818
Shareholders' equity	110,046	107,814
Total liabilities and
shareholders' equity	$842,882	$814,658

Interest rate spread					3.39%	3.60%
Net interest margin					3.65%	3.86%

Net interest income (taxable equivalent basis)			14,060	14,361
Less: Taxable equivalent adjustment			856	599
Net interest income			$13,204	$13,762